SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 2005


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                      000-51043             43-1705942
  (State or Other Jurisdiction            (Commission         (I.R.S. Employer
of Incorporation or Organization)         File Number)       Identification No.)


12 MASONIC AVE., CAMDEN, NY 13316                                   63105
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 30, 2005, International Wire Group, Inc. (the "Company") and its wholly-owned subsidiary Wire Technologies, Inc. ("Wire Tech") entered into an Asset Purchase Agreement ("Purchase Agreement") with Copperfield, LLC, a Minnesota limited liability company ("Copperfield"). Pursuant to the Purchase Agreement, the Company and Wire Tech:

      o sold the inventory, equipment, spare parts and certain other assets located at their Avilla, Indiana facility and three facilities located in El Paso, Texas;

      o sold their Avilla, Indiana facility, transferred leases for two of their El Paso, Texas facilities and leased the third El Paso, Texas facility to Copperfield. The lease to Copperfield includes an obligation on the part of Copperfield, subject to certain conditions, to purchase the El Paso, Texas facility for $1,975,000; and

      o     transferred certain contracts related to these facilities.

Pursuant to the Purchase Agreement, the Company and Wire Tech received gross proceeds of $16,710,834. The amount of the proceeds is subject to a purchase price adjustment based upon inventory levels at the facilities. The Company and Wire Tech retained their accounts receivable and accounts payable. The Company believes the net amount of such accounts receivable and accounts payable to be approximately $17 million.

The foregoing description of the transactions contemplated by the Purchase Agreement does not purport to be a complete statement of the parties' rights under the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed with this report as
Exhibit 10.1. A copy of the press release announcing the execution of the Purchase Agreement is filed with this report as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT           DESCRIPTION
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10.1              Asset Purchase Agreement, dated November 30, 2005, among
                  International Wire Group, Inc., a Delaware corporation, Wire
                  Technologies, Inc., an Indiana corporation, and Copperfield,
                  LLC., a Minnesota limited liability company.

99.1              Press Release, dated December 2, 2005, announcing the sale to
                  Copperfield.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERNATIONAL WIRE GROUP, INC.

Date: December 2, 2005                 By: /s/ Glenn J. Holler
                                           ------------------------------------
                                           Name: Glenn J. Holler
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

























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
                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
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10.1              Asset Purchase Agreement, dated November 30, 2005, among
                  International Wire Group, Inc., a Delaware corporation, Wire
                  Technologies, Inc., an Indiana corporation, and Copperfield,
                  LLC., a Minnesota limited liability company.

99.1              Press Release, dated December 2, 2005, announcing the sale to
                  Copperfield.




























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